UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014
EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

Effective February 26, 2014 the lenders under the Amended and Restated Credit Agreement by and among Eagle Rock Energy Partners, L.P. (the “Partnership”), the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, dated June 22, 2011, as amended on December 28, 2012 and July 23, 2013 (the “Credit Agreement”), entered into a Third Amendment (the “Third Amendment”) to the Credit Agreement. The Third Amendment provides for, among other things, a temporary step-up in the Total Leverage Ratio (as defined in the Credit Agreement), from 5.25 to 5.85 to 1.00, for the first quarter of 2014 only, which will decline over time as set forth below:

Fiscal Quarter Ended	Total Leverage Ratio
December 31, 2013	5.50:1.00
March 31, 2014	5.85:1.00
June 30, 2014	5.00:1.00
September 30, 2014	4.75:1.00
December 31, 2014 through the Maturity Date	4.50:1.00

In addition, the Third Amendment provides for a step-up in, and extension of applicable time period for, the temporary requirement to maintain a Senior Secured Leverage Ratio (as defined in the Credit Agreement) from 3.10 to 1.00 to 3.40 to 1.00 in the first quarter of 2014, which will decline over time as set forth below before expiring entirely as of the last day of the third quarter of 2014:

Fiscal Quarter Ended	Total Senior Secured Leverage Ratio
December 31, 2013	3.15:1.00
March 31, 2014	3.40:1.00
June 30, 2014	3.05:1.00
September 30, 2014	2.95:1.00

The Third Amendment also provides for the following changes to the Credit Agreement:

•Provides the Partnership the ability to, at its request, increase the multiplier applicable to the Midstream Attributed Value (as defined in the Credit Agreement) and Midstream Component (as defined in the Credit Agreement) for the four fiscal quarter periods ending with the fourth quarter 2013 and the first quarter 2014, from 3.75 to 4.00 to 1.00.

•Temporarily postpones the Upstream Component Redetermination (as defined in the Credit Agreement) previously scheduled for April 1, 2014, and fixed the Upstream Component at $380,000,000 until such redetermination takes place. The Upstream Component Redetermination is scheduled to next take place upon the earlier of (a) the close of the Partnership's previously announced contribution of its midstream business to Regency Energy Partners, L.P. (the "Contribution"), or (b) June 1, 2014.

•Fees and expenses incurred in connection with Partnership's strategic review and Contribution are eliminated from the definition of Adjusted EBITDA (as defined in the Credit Agreement).

•A fee was paid to the lenders in connection with the Third Amendment, and under certain specified circumstances the Partnership's borrowing rates may increase.

The foregoing description of the Third Amendment is a general description only and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.02     Results of Operations and Financial Condition.
A press release issued by the Partnership on February 26, 2014, regarding financial results for the quarter ended December

31, 2013, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 regarding the Third Amendment is hereby incorporated into this Item 2.03 by reference.

Item 7.01     Regulation FD Disclosure.

The Partnership has posted on its website, as of February 26, 2014, an update to its hedging overview presentation. The updated hedging presentation includes new hedging transactions with regards to the years 2014 through 2016. The presentation entitled “Commodity Hedging Overview,” dated February 26, 2014, may be accessed by going to www.eaglerockenergy.com, select Investor Relations, then select Presentations.

The information in Sections 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” pursuant to Items 2.02 and 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 8.01    Other Events
The Partnership's February 26, 2014 press release included the following statement:

Update Regarding Contribution of Midstream Business

The consummation of the Partnership’s contribution of its Midstream Business to Regency (the “Midstream Business Contribution”) is expected to close in the second quarter of 2014, subject to regulatory and unitholder approvals, as well as other customary conditions. The Partnership filed a preliminary Proxy Statement with the Securities and Exchange Commission (SEC) on January 31, 2014.

The Partnership intends to use the cash proceeds from the Midstream Business Contribution to pay down borrowings under its revolving credit facility. In advance of closing, Regency will conduct an exchange offer for the full $550 million face amount of the Partnership’s senior unsecured notes. Assuming all of the senior unsecured notes are exchanged, Eagle Rock expects to reduce its total debt by over $1 billion as a result of the Midstream Business Contribution. Following the consummation of the transaction, Eagle Rock will be a pure-play upstream MLP with a strong balance sheet, improved credit metrics and greater liquidity for future growth.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute the solicitation of any vote, proxy or approval.  This Current Report on Form 8-K relates to a potential transaction between the Partnership and Regency.  This Current Report on Form 8-K is not a substitute for any proxy statement or any other document which the Partnership may file with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction.  In connection with the proposed transaction, the Partnership has filed a preliminary proxy statement on January 31, 2014, and will file a definitive proxy statement with the SEC, for the unitholders of the Partnership.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any such documents will be available free of charge through the website maintained by the SEC at www.sec.gov or by directing a request to the Partnership’s Investor Relations Department, Eagle Rock Energy Partners, L.P., 1415 Louisiana Street, Suite 2700, Houston, TX 77002, telephone number (281) 408-1200.

Participants in the Solicitation

The Partnership and Regency and their respective general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of the Partnership in respect of the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the unitholders of the Partnership in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

Forward Looking Statements

The information set forth in this Form 8-K includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership's control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership's actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership's risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, marketing, and trading of natural gas and natural gas liquids, please consult the Partnership's Form 10-K, filed with the SEC for the year ended December 31, 2012, and the Partnership's Forms 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

Item 9.01     Financial Statements and Exhibits.
(d)         Exhibits.
Exhibit No.     Description

10.1
Third Amendment to Amended and Restated Credit Agreement by and between Agreement by and among the Partnership, the lenders party thereto and Wells Fargo Bank, National Association, as the administrative agent, dated February 26, 2014.

99.1         Press Release of Eagle Rock Energy Partners, L.P. dated February 26, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: February 26, 2014	By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Exhibit No.     Description

10.1
Third Amendment to Amended and Restated Credit Agreement by and between Agreement by and among the Partnership, the lenders party thereto and Wells Fargo Bank, National Association, as the administrative agent, dated February 26, 2014.

99.1        Press Release of Eagle Rock Energy Partners, L.P. dated February 26, 2014.